Exhibit 10.6

AGREEMENT

This Agreement (this “Agreement”) is made as of November         , 2013, by and between SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (including its successors and assigns, the “Company”) and [            ], an individual (the “Stockholder”).

RECITALS

WHEREAS, pursuant to the Restricted Stock Purchase Agreement[s] dated [            ] [and [            ]] between the Company and the Stockholder (such agreement[s], the “Restricted Stock Purchase Agreement[s]”) and the Company 2010 Equity Incentive Plan (the “2010 Plan”), the Stockholder purchased [an aggregate of] [            ] shares of Restricted Nonvoting Common Stock, par value $0.01 per share, of the Company (collectively, the “Utah Securities”) at the purchase price[s] set forth in the Restricted Stock Purchase Agreement[s];

WHEREAS, the Restricted Stock Purchase Agreement[s] provided that the Utah Securities are subject to the Restricted Stock Purchase Agreement[s], the 2010 Plan and the Company’s Amended Articles of Incorporation;

WHEREAS, the Company is undertaking to reincorporate in Delaware (the “Reincorporation”), in which event the Utah Securities will, upon the effective time of the Reincorporation, be converted into an equal number of shares of Restricted Nonvoting Common Stock, par value $0.01 per share, of the Delaware corporation (the “Delaware Securities”); and

WHEREAS, in connection with the Reincorporation, the Company and the Stockholder desire to memorialize the restrictions pertaining to the Utah Securities and to set forth certain additional provisions (including a tag along right and a public offering lock-up agreement) in this Agreement(which restrictions and other additional provisions will, upon the effective time of the Reincorporation, be binding upon the Delaware Securities).

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES

1.1 Stockholder Acknowledgments. The Stockholder understands and acknowledges that:

(a) The offer and sale of the Delaware Securities, if the Reincorporation is deemed to be an offer and sale of the Delaware Securities, is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

(b) The offer and sale of the Delaware Securities, if the Reincorporation is deemed to be an offer and sale of the Delaware Securities, has not been registered under the Securities Act; there is no existing public or other market for the Delaware Securities; and the Utah Securities are, and the Delaware Securities will be, subject to repurchase and to contractual and legal restrictions on transfer. There can be no assurance that the Stockholder will be able to sell or dispose of the Delaware Securities.

1.2 Stockholder Representation and Warranties. The Stockholder represents and warrants to the Company that:

(a) The Delaware Securities will be held by the Stockholder for the Stockholder’s own account, not as a nominee or agent for any other person, and without a view to the distribution of the Delaware Securities or any interest in them in violation of the Securities Act; and the Stockholder will not dispose of the Delaware Securities in contravention of the Securities Act, any applicable state securities laws, the 2010 Plan or this Agreement.

(b) The Stockholder has been provided, to his/her satisfaction, the opportunity to ask questions concerning the terms and conditions of the Delaware Securities, has had all such questions answered to his/her satisfaction and has been supplied all additional information requested by him/her to verify the accuracy of the information furnished.

(c) The Stockholder has full legal capacity to enter into this Agreement and to carry out the transactions it contemplates. This Agreement is a valid and binding agreement of the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(d) If the Stockholder is married, he/she has delivered a spousal consent in the form attached to this Agreement.

(e) At no time was the Stockholder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television, internet or other form of general advertising or solicitation in connection with the Delaware Securities.

(f) The Stockholder has read and understood this Agreement prior to signing it, is fully aware of the Stockholder’s rights and obligations under this Agreement, has entered into this Agreement freely and voluntarily and has been advised to seek legal counsel (and has consulted with legal counsel or has affirmatively chosen not to do so).

1.3 Company Representation and Warranties. The Company represents and warrants to the Stockholder that:

(a) The Company is and the Delaware corporation, at the time of the Reincorporation, will be duly organized, validly existing and in good standing under the laws of the States of Utah and Delaware, respectively, and has, or will have, the requisite corporate power and authority to carry on its business as now being conducted by the Company.

(b) The Company has the corporate power and authority to enter into this Agreement. The execution and delivery of this Agreement have been duly authorized by all corporate action on the part of the Company. This Agreement is enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

ARTICLE 2

CONTRACTUAL UNDERTAKINGS

From and after the effective time of the Reincorporation, the Company will be governed by the Amended and Restated Certificate of Incorporation (the “Delaware Charter”), the form of which is attached hereto as Exhibit A and which sets forth certain of the rights, powers and preferences of the Delaware Securities. The provisions of the Delaware Charter may be altered, amended or repealed in accordance with its terms and applicable law, and the Stockholder hereby agrees that any rights granted in the Delaware Charter are subject to this reservation. The Stockholder hereby acknowledges and agrees to the following, effective upon the Reincorporation:

2.1 Covenants. The Stockholder agrees to abide by the non-competition restrictions, non-solicitation restrictions, confidentiality restrictions, non-disparagement restrictions and other restrictive covenants as set forth in the attached Exhibit B.

2.2 No Transferability. The Stockholder may not transfer, sell, assign, pledge or otherwise encumber any share of the Delaware Securities without the prior written approval of the board of directors of the Company, which consent may be withheld by the board of directors in its sole discretion, except upon exercise of the Company’s repurchase right or in connection with a Drag Sale or Tag-Along Sale (each as defined below). Any attempted transfer, sale, assignment, pledge or other encumbrance of Delaware Securities other than in accordance with the preceding sentence will be null and void, and the Company will not recognize any such transfer and will not reflect on its records any change in record ownership of Delaware Securities pursuant to any such transfer.

2.3 Repurchase.

(a) Upon Cessation of Employment. If the Stockholder ceases for any reason or no reason to be employed by the Company or its affiliates, the Company may repurchase, out of the assets of the Company legally available therefor, all (but not less than all) of the outstanding shares of Delaware Securities held by the Stockholder at a price per share equal to the then fair market value of such shares. If the Stockholder’s employment by the Company or its affiliates ceases on or prior to January 30, 2016, then the board of directors of the Company will determine such fair market value based on an enterprise value of the Company equal to (x) the Company’s adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) for the fiscal year ended February 2, 2013, less (y) debt and similar obligations of the Company, times (z) a multiple of four. If the Stockholder’s employment by the Company or its affiliates ceases after January 30, 2016, then the board of directors of the Company will determine such fair market value based on an enterprise value of the Company equal to (x) the

Company’s adjusted EBITDA for the then most recently completed fiscal year, less (y) debt and similar obligations of the Company, times (z) a multiple of four. The components of EBITDA, debt and similar obligations will be determined by the board of directors of the Company in its sole discretion. The Company’s right to repurchase shares of Delaware Securities upon cessation of the Stockholder’s employment must be exercised within ninety (90) days following cessation of the Stockholder’s employment. The Company shall deliver written notice of repurchase within such period and pay the amount specified in such notice to the Stockholder.

(b) Upon Breach of Covenant. Notwithstanding the foregoing, if at any time the Stockholder breaches any non-competition restrictions, non-solicitation restrictions, confidentiality restrictions, non-disparagement restrictions or other restrictive covenants in this Agreement, the Company’s repurchase right may be exercised at any time after such breach upon payment of the price per share as determined in Section 2.3(a) of this Agreement.

(c) In either case, at the time of repurchase, the rights of the Stockholder in respect of the Delaware Securities shall cease, except for the right to receive the repurchase price as specified above, without interest.

(d) The Company’s repurchase right shall terminate upon the first to occur of (i) a Registration (as defined and described in Section 2.7(a) below) or (ii) a Change in Control Event. For purposes of this Agreement, “Change in Control Event” means either of the following:

(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this paragraph (1), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate or a successor, or (D) any acquisition by a Person who is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Voting Securities on the date of this Agreement (or an affiliate, heir, descendant, or related party of or to such Person); or

(2) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company, a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), and (2) no Person (excluding any individual or entity described in clause (D) of paragraph (1) above) beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the combined voting power of the then-outstanding voting securities of such entity; provided, however, that, for purposes of this paragraph (2), a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction effected for the principal purpose of reincorporation of the Company shall not constitute a Change in Control Event.

2.4 Drag Along. If at any time the holders of the Company’s Voting Common Stock, par value $0.01 per share (the “Voting Common Stock”), approve the sale or other transfer for value (including by merger, statutory share exchange, consolidation or similar transaction) of all of the shares of Voting Common Stock (a “Drag Sale”), the Stockholder will raise no objections against the Drag Sale, waive any dissenters’ and appraisal rights that the Stockholder may have with respect to the Drag Sale to the extent permitted by law, and transfer such shares in the Drag Sale, so long as all holders of Delaware Securities receive the same form and amount of consideration as all holders of shares of Voting Common Stock (pro rata based on their proportionate ownership of the aggregate shares of Delaware Securities and Voting Common Stock on a fully-diluted basis) and are subject to terms and conditions of the Drag Sale that are no less favorable than those applicable to holders of Voting Common Stock. Notwithstanding the foregoing provisions of this Section 2.4, the Stockholder agrees to retain and/or rollover up to 25% of the Delaware Securities as may be requested by the proposed purchaser of the Company’s Voting Common Stock and in connection with doing so to execute and enter into a customary agreement or agreements (which may include a stockholders’ agreement containing a drag along, right of first refusal and other transfer restrictions) to reflect the retention and/or rollover of such shares.

2.5 Tag Along.

(a) If affiliates of Seidler Equity Partners III, L.P. (collectively referred to as “Seidler”), at any time or from time to time, enter into an agreement with an unaffiliated third party (the “Buyer”) to transfer, sell or otherwise dispose of, directly or indirectly (a “Tag-Along Sale”), any (but less than all of the) Voting Common Stock, then the Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace Seidler to the extent of such participation) by selling up to the number of shares of the Delaware Securities (the “Stockholder’s Allotment”) equal to the product of (x) and (y) where (x) equals (i) the total number of shares of Delaware Securities owned by the Stockholder immediately prior to the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Voting Common Stock to be purchased by the Buyer from Seidler and any other holders of Voting Common Stock, and the denominator of which shall equal the aggregate number of shares of Voting Common Stock and Delaware Securities outstanding immediately prior to the Tag-Along Sale and (y) equals seventy -five percent (75%). If the Stockholder elects not to sell the full amount of the Stockholder’s Allotment, Seidler shall be permitted to sell its shares of Voting Common Stock that would have otherwise been displaced pursuant to the Stockholder’s participation in the Tag-Along Sale.

(b) Any such sale by the Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by Seidler; provided, however, that the Stockholder shall share pro rata, based upon the number of shares of Delaware Securities and Voting Common Stock being sold by the Stockholder, (i) in any indemnity liabilities to the Buyer in the Tag-Along Sale, including any liabilities for representations or warranties made by the Company or Seidler with respect to the Company (other than representations made by Seidler with respect to itself and representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Tag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

(c) The foregoing notwithstanding, Section 2.5(a) shall not apply to (i) any transfer, sale or other disposition of shares of Voting Common Stock solely among Seidler and its Affiliates (or to Affiliates of the Affiliate) or (ii) any merger, statutory share exchange or consolidation of the Company with or into another entity (whether or not the Company is the surviving entity) or a sale of all or substantially all of the assets of the Company followed by its dissolution, provided that all shares of Voting Common Stock and Delaware Securities are treated the same in any such transaction.

(d) Seidler shall promptly provide the Stockholder with written notice (the “Tag-Along Sale Notice”) not more than 60 nor less than 10 days prior to the proposed date of the Tag-Along Sale (the “Tag-Along Sale Date”). The Tag-Along Sale Notice shall set forth: (i) the name and address of the Buyer; (ii) the number of shares of Voting Common Stock proposed to be transferred or sold in the Tag-Along Sale; (iii) the proposed amount and form of consideration to be paid for such shares of Voting Common Stock and the terms and conditions of payment offered by each proposed transferee or purchaser; (iv) the aggregate number of shares of Delaware Securities held of record by the Stockholder as of the close of business on the date of the Tag-Along Sale Notice (the “Tag-Along Notice Date”) and the aggregate number of shares of Delaware Securities outstanding on the Tag-Along Notice Date; (v) the number of shares of Delaware Securities constituting the Stockholder’s Allotment; (vi) confirmation that the Buyer has been informed of the “Tag-Along Rights” provided for herein and has agreed to purchase shares of Voting Common Stock and Delaware Securities in accordance with the terms hereof; and (vii) the Tag-Along Sale Date.

(e) The Stockholder shall provide written notice (the “Tag-Along Notice”) to Seidler, by the sooner to occur of (A) ten (10) days after the Tag-Along Sale Notice was provided to the Stockholder or (B) five (5) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Delaware Securities, if any, that the Stockholder desires to include in the Tag-Along Sale (which shall not exceed the Stockholder’s Allotment).

(f) If a Tag-Along Notice is not received by Seidler from the Stockholder within the period specified above, Seidler shall have the right to sell or otherwise transfer the number of shares of Voting Common Stock specified in the Tag-Along Sale Notice to the Buyer without any participation of the Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice.

(g) The provisions of this Section 2.5 shall apply regardless of the form of consideration received in the Tag-Along Sale.

(h) For purposes of this Section 2.5, an “Affiliate” of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control,” when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

2.6 Legend. All certificates evidencing the Delaware Securities will bear the following legends and/or any other appropriate or required legends under applicable laws:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE CORPORATION’S RIGHT TO REPURCHASE THE SECURITIES AND OTHER AGREEMENTS WITH THE CORPORATION, COPIES OF WHICH ARE AVAILABLE FOR REVIEW UPON REQUEST AND WITHOUT CHARGE.”

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

2.7 Termination of Certain Contractual Undertakings Upon a Registration.

(a) In the event at a future date that the Company completes a transaction of its Voting Common Stock pursuant to which such class of securities becomes registered under Section 12(b) of the Exchange Act (a “Registration”), the following provisions of this Agreement shall, notwithstanding anything herein to the contrary, automatically terminate: Sections 2.2 (No Transferability), 2.3 (Repurchase), 2.4 (Drag Along) and 2.5 (Tag Along). For purposes of clarity, Section 2.1 (Covenants) and this Section 2.7 shall survive the completion of a Registration.

(b) Upon completion of a Registration, the legend referred to in Section 2.6 above shall be revised in its entirety to read as follows:

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

ARTICLE 3

OTHER AGREEMENT

3.1 Lock-Up Agreement. The Stockholder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, or engage in any other activities with respect to such securities as may be reasonably requested by such managing underwriter, (i) during the fourteen (14) days prior to such offering and for one hundred eighty (180) days after the closing of such offering or such shorter period of time acceptable to the managing underwriter of such offering, if any, or (ii) following the closing of the first of such offerings, during the fourteen (14) days prior to the closing of such offering and for ninety (90) days after the closing of such offering or such shorter period of time acceptable to the managing underwriter of such underwritten offering, if any.

ARTICLE 4

MISCELLANEOUS

4.1 Further Assurance. Each party will promptly execute and deliver to the other any further instruments and documents and take any further action the other reasonably requests in order to carry out the full intent and purpose of this Agreement.

4.2 Successors and Assigns. Upon its acceptance by the Company, this Agreement will be binding upon and inure to the benefit of the Company and its successors and assigns, including the Delaware corporation following the Reincorporation, and the Stockholder and his/her successors, assigns, transferees, heirs, beneficiaries, executors and administrators.

4.3 Enforceability. The determination by a court of competent jurisdiction that any provision of this Agreement is unenforceable, illegal or invalid will not affect the enforceability, legality or validity of the other provisions of this Agreement. Upon such a determination, the parties will negotiate in good faith to modify this Agreement so as to implement the original intent of the parties as closely as possible.

4.4 Governing Law. Delaware law (without reference to conflicts of laws) will govern the enforcement and interpretation of this Agreement.

4.5 Waiver of Jury Trial. The Stockholder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

4.6 Jurisdiction. The parties agree that any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action in any such court or that any such action brought in any such court has been brought in an inconvenient forum.

4.7 No Waiver. No course of dealing or any delay or failure to exercise any right, power or remedy under this Agreement on the part of any party will operate as a waiver of or otherwise prejudice such party’s rights, powers or remedies.

4.8 Equitable Remedies. The Stockholder acknowledges and agrees that the remedy at law for any breach or threatened breach by the Stockholder of the covenants in this Agreement would be inadequate, and any such breach or threatened breach would cause immediate, irreparable and permanent damage to the Company, the extent of which would be impossible or difficult to ascertain. Accordingly, the Stockholder agrees that in the event of any such breach or threatened breach, and in addition to any and all remedies at law or otherwise provided in this Agreement, the Company may specifically enforce this Agreement against the Stockholder and may obtain temporary and/or permanent injunctive relief (including a mandatory injunction) without the necessity of proving actual damage or the lack of an adequate remedy at law, and, to the extent permissible under applicable rules of provision and statutes, a temporary injunction may be granted immediately upon the commencement of any suit relating to this Agreement regardless of whether the Stockholder has actually received notice of the breach. Such remedy will be cumulative and not exclusive, and will be in addition to any other remedy or remedies available to the Company.

4.9 Restricted Stock Purchase Agreement[s]. The Restricted Stock Purchase Agreement[s] shall continue to govern with respect to the Utah Securities until the Reincorporation has taken effect. Upon the Reincorporation, this Agreement shall govern with respect to the Delaware Securities. For purposes of clarity, Article 1 of the Restricted Stock Purchase Agreement[s] shall survive the execution of this Agreement and the effectiveness of the Reincorporation.

4.10 Counterparts. This Agreement may be executed in counterparts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:
Name:
Title:

STOCKHOLDER

S-1

Consent of Spouse

I,             , am the spouse of             , who is an employee of Sportsman’s Warehouse Holdings, Inc., a Utah corporation (including its successors and assigns, the “Company”) and/or the Company’s affiliates. I hereby acknowledge that I have read that certain Agreement and its accompanying exhibits (the “Agreement”) between the Company and my spouse. I further acknowledge that I understand the contents of the Agreement. I am aware that the Agreement contains numerous provisions that (a) affect my spouse and the Delaware Securities (as defined in the Agreement) that may be granted to my spouse, including, without limitation, provisions that provide for the forfeiture of such Delaware Securities and repurchase of such Delaware Securities under certain circumstances, and (b) impose other restrictions on the transfer of such Delaware Securities. I hereby consent to the Agreement and agree to be bound by the provisions of the Agreement (as to the Delaware Securities), and any other agreements now or hereafter entered into by my spouse in connection with such Delaware Securities as and to the same extent as if an initial named party thereto and as amended from time to time. Specifically, I agree that my spouse’s interest in the Delaware Securities is subject to the Agreement and any direct or indirect interest I may have in such Securities shall also be irrevocably bound by the Agreement and, further, that my marital or community property interest in such Delaware Securities shall be similarly bound by the Agreement. This consent and agreement may be relied upon by my spouse, the Company and any owner or other equity holder of the Company, and is irrevocable.

I am aware that the legal, financial and other matters contained in the Agreement are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Agreements that I hereby waive such right.

Acknowledged and agreed to this day of , 2013.

Name:

Witness

Exhibit A

Form of Delaware Charter

Exhibit B

Restrictive Covenants

1. Confidentiality. The Stockholder will not, during the term of his/her employment with the Company or at any time thereafter, (a) directly or indirectly, divulge, furnish, publish, distribute, disclose, exploit or otherwise make available to any person or entity, whether or not a competitor of the Company, or (b) otherwise use Confidential Information for any purpose except as necessary to perform such Stockholder’s duties to the Company. In addition, and without limiting the generality of the foregoing, the Stockholder will not make any Unauthorized disclosure of Confidential Information. All references herein to “the Company” will be deemed to include its subsidiaries and affiliates.

As used herein, the term:

(a) “Confidential Information” means trade secrets, confidential or proprietary information, and all other information, documents or materials, relating to, owned, developed or possessed by the Company, whether in tangible or intangible form. Confidential Information includes, but is not limited to, financial information, products, product and service costs, prices, profits and sales, new business, technical or other ideas, proposals, plans and designs, business strategies, product and service plans, marketing plans and studies, forecasts, budgets, projections, computer programs, data bases and the documentation and information contained therein, computer access codes and similar information, source codes, know-how, technologies, concepts and designs, including, without limitation, patent applications, research projects and all information connected with research and development efforts, records, business relationships, methods and recommendations, existing or prospective client, customer, vendor and supplier information (including, but not limited to, identities, needs, transaction histories, volumes, characteristics, agreements, prices, identities of individual contacts, and spending preferences or habits), training manuals and similar materials used by the Company in conducting its business operations, skills, responsibilities, compensation and personnel files of employees, directors and independent contractors of the Company, competitive analyses, contracts, product formulations, and other confidential or proprietary information that has not been made available to the general public by the Company. Confidential Information will not include information that (i) is or becomes generally available to the public through no act or omission on the part of the Stockholder, (ii) is hereafter received on a non-confidential basis by the Stockholder from a third party who has the lawful right to disclose such information, or (iii) the Stockholder is required to disclose pursuant to court order or law.

(b) “Unauthorized” means: in contravention of or otherwise inconsistent with (i) this Agreement or the policies or procedures of the Company; (ii) any measures taken by the Company to protect its interests in the Confidential Information; (iii) lawful instruction or directive, either written or oral, of a director, officer or employee of the Company empowered to issue such instruction or directive; (iv) any duty existing under law or contract; or (v) the Company’s best interests.

The Stockholder further agrees to take all reasonable measures to prevent unauthorized persons or entities from obtaining or using Confidential Information. Promptly upon termination, for any reason, of the Stockholder’s employment with the Company, the Stockholder agrees to deliver to the Company all property and materials within the Stockholder’s possession or control that belong to the Company or contain Confidential Information.

2. Non-Competition; Non-Solicitation; Non-Disparagement.

(a) In consideration for the rights granted to Stockholder under this Agreement, during the applicable Restriction Period, as described below, the Stockholder will not, directly or indirectly, in any Restricted Area, own, manage, engage in, operate, control, work for, consult with, render services for, do business with, maintain any interest in (proprietary, financial or otherwise), lend money or reputation to, or participate in the ownership, management, operation or control of, any business or entity, whether in corporate, proprietorship or partnership form or otherwise, that directly or indirectly competes with the Company, whether on a retail or e-commerce basis (in each case a “Restricted Business”); provided, however, that the restrictions in this Section 2(a) will not restrict the acquisition by the Stockholder, directly or indirectly, of less than 2% of the outstanding capital stock of any publicly traded company engaged in a Restricted Business. As used herein, “Restricted Area” means North America.

(b) During the applicable Restriction Period, the Stockholder will not, directly or indirectly:

(i) hire, offer to hire, solicit, divert, entice away, or in any other manner persuade, or attempt to do any of the foregoing ( “Solicit”), any person who is an officer, employee or consultant of the Company to accept employment with a third party (including, for purposes of this Section 2(b), any business or entity that is not an affiliate of the Company, even if the business or entity is affiliated with a stockholder of the Company);

(ii) Solicit any person or entity who was, at any time within six months prior to the Solicitation, an officer, employee, agent or consultant of the Company to work for a third party engaged in a Restricted Business; or

(iii) Solicit, (A) any actual or prospective customer, supplier or distributor of the Company to become a customer, supplier or distributor of any third party engaged in a Restricted Business or (B) any customer, supplier or distributor to cease doing business with the Company or reduce its dealings with the Company; or

(iv) disparage or engage in negative publicity regarding the Company or any of its affiliates, stockholders, officers, employees, agents, directors, customers, suppliers or distributors.

(c) “Restriction Period” means the duration of the Stockholder’s employment by the Company, and:

(i) with respect to Section 2(a) above, the 12 months following the cessation of Stockholder’s employment; provided, however, that if the Delaware

Securities are repurchased by the Company pursuant to the Articles, the Restriction Period for purposes of Section 2(a) will end;

(ii) with respect to Sections 2(b)(i), 2(b)(ii) and 2(b)(iii), three years following the termination of such employment; and

(iii) with respect to Section 2(b)(iv), indefinitely thereafter.